UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2009 (July 17, 2009)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado		80020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

In May 2003, Allos Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Rights Agreement with Mellon Investor Services LLC, the Company’s transfer agent (such agreement, as amended on March 4, 2005 and January 29, 2007, the “Rights Agreement”). In connection with the Company’s filing of a Certificate of Amendment to the Certificate of Designation of Series A Junior Participating Preferred Stock, as more fully described under Item 5.03 below, on July 17, 2009, the Company and Mellon Investor Services LLC entered into an amendment to the Rights Agreement (the “Amendment”) to amend the definition of Preferred Stock set forth therein.  As so amended, such definition of Preferred Stock includes shares of the Company’s Series A Junior Participating Preferred Stock having the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions set forth in the Certificate of Designation of Series A Junior Participating Preferred Stock of the Company filed on May 8, 2003 with the Secretary of State of the State of Delaware (the “Certificate of Designation”), as the same may be amended or restated from time to time.  The foregoing is a summary of the Amendment.  Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2009, the Company filed a Certificate of Amendment to the Certificate of Designation to increase the number of shares designated as Series A Junior Participating Preferred Stock thereunder from 1,000,000 shares to 1,500,000 shares (the “Certificate of Amendment”). In accordance with the terms of the Company’s Amended and Restated Certificate of Incorporation, as amended, the Company’s Board of Directors has the authority to increase the number of shares of any series of preferred stock.  The Certificate of Amendment was approved by the Company’s Board of Directors on July 16, 2009. A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.4 and incorporated herein by reference.  Copies of the Company’s Amended and Restated Certificate of Incorporation, as amended, and the Certificate of Designation are also attached as exhibits hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation.

3.2	Certificate of Designation of Series A Junior Participating Preferred Stock.

3.3	Certificate of Amendment to Restated Certificate of Incorporation.

3.4	Certificate of Amendment to the Certificate of Designation of Series A Junior Participating Preferred Stock.

4.1	Amendment to Rights Agreement, dated July 17, 2009, by and between Allos Therapeutics, Inc. and Mellon Investors Services LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2009

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation.

3.2	Certificate of Designation of Series A Junior Participating Preferred Stock.

3.3	Certificate of Amendment to Restated Certificate of Incorporation.

3.4	Certificate of Amendment to the Certificate of Designation of Series A Junior Participating Preferred Stock.

4.1	Amendment to Rights Agreement, dated July 17, 2009, by and between Allos Therapeutics, Inc. and Mellon Investors Services LLC.